OrthoPediatrics Corp. Mark Throdahl, CEO August 2018 Fred Hite, CFO

Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ most recent Annual Report on Form 10-K filed with the SEC on March 15, 2018. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. Before you invest, you should read the most recently filed Annual Report on Form 10-K and other documents the Company has filed and will file with the SEC for more complete information about the Company. You may obtain these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. The Company owns or has rights to use a number of registered and common law trademarks, service marks and trade names in connection with its business in the United States and in certain foreign jurisdictions, including the OrthoPediatrics name and logo. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may be without the ® and ™ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, service marks and trade names. This presentation contains additional trademarks, service marks and trade names of others, which are the property of their respective owners. All trademarks, service marks and trade names appearing in this presentation are, to the Company’s knowledge, the property of their respective owners. Use of Non-GAAP Financial Measures This presentation includes the non-GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this presentation represents net loss, plus interest expense (income), net plus other expense (income), depreciation and amortization, stock-based compensation expense, accelerated vesting of restricted stock upon our IPO, public company costs and initial public offering costs. Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance. Management uses the measure as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis. The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. 2

Highlights Large Market Proprietary Technology Scalable Business Orthopedic company focused exclusively on pediatric orthopedics Protected market opportunity: $1.1 billion U.S., $2.5 billion globally in 2016 High U.S. procedure concentration: <300 hospitals and ~1,200 surgeons Focused call point: pediatric orthopedic generalists who use our entire product portfolio Broadest product offering: 25 systems specifically designed for children Sustainable competitive advantage: - Comprehensive product offering - Clinical education programs - Surgeon relationships - Experienced sales organization Consistent 20+% growth since inception - FY17 revenue of $45.6 million, up 22% - 24% and 28% revenue growth for 1Q 2018 and 2Q 2018, respectively October 2017 IPO will, among other things, fund consigned sets and accelerate proven strategy 3

OP Today A Company Built on a CAUSE Cause Company Snapshot Improving the lives of children Treated 20,000 patients in 2017 with orthopedic conditions 25 surgical systems; 3,500 SKUs; strong pipeline 75 direct employees; 88 focused FTE sales reps Global sales organization focused on pediatric orthopedic surgeons in 39 countries 27 issued patents; 36 pending patents Only non-founding Chief Medical Officer in the industry who is a fellow surgeon Average FDA approval time: < ½ industry average History of stable reimbursement One of the 100 Best Places to Work in Indiana Gideon with CMO Peter Armstrong, M.D., c. 1995. Gideon’s drawing of his girlfriend, 2016. 4

Our Key Idea Children Are Not Small Adults Superior Clinical Outcomes OP’s Market Impact Re-Purposed Adult Plate OP’s Solution Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty Screws Through Screws Parallel To Growth Plate Growth Plate 5

Large and Focused Market OP’S $2.5 Billion Current Addressable Global Market $1.1 Billion U.S. Addressable Market High Concentration of Pediatric Trauma & Deformity and Scoliosis Procedures 3,157 U.S. Sports Hospitals Smart Medicine Implants $116M $299M 38% Procedures Scoliosis (%) $285M 62% Trauma & Deformity $401M 268 U.S. Hospitals Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market 6

Product Line Diversification 2017 Revenue by Segment $46 million sales in 2017 Scoliosis 22% revenue growth in 2017 25% No dependency on one product family Sports 3% Trauma & Medicine/ 72% Growth across all products Other Deformity Comparable gross margins on all products 2017 Revenue by Product Family 2017 Revenue Growth % by Product Family 40% 35% 34% 35% 30% 28% 24% 25% 25% 22% 22% 20% 20% 14% 15% 10% 7% 5% 0% 7

A Proven Strategy Since 2011 Sales Focus on Teaching Deploy Expand Expand Clinical Institutions and Instrument Addressable Education High Volume Sets Procedures Programs Hospitals Goals Accelerate sales growth Develop novel technologies 8

New Systems Launched in 2017

Trauma & Deformity



PediPlate Physeal Tethering System

2017 Product Launches



Titanium PediPlates® System
(expands physeal tethering offering)



Clavicle Plate System
(first pediatric specific system)



Wrist Fusion Plate System
(first pediatric specific system)

Scoliosis



RESPONSE 5.5mm and 5.5/6.0 Systems

2017 Product Launches





FIREFLY® Pedicle Screw Navigation Guides
(complementary to RESPONSE Spine System)

Sports Medicine



ACL Reconstruction System

2017 Product Launches



Medial Patella Femoral Ligament Reconstruction System
(complementary to ACL Reconstruction System)

9

5 Expected New Systems in 2018

Trauma & Deformity



PediPlate PediNail Intramedullary Nail System

2018 Expected Product Launches

FDA cleared May'18



PediNail Intramedullary Nail System
(expands into adolescent cases)



Osteogenesis Imperfecta Nail System



PediFoot
(first pediatric system)

Scoliosis



RESPONSE 5.5mm and 5.5/6.0 Systems



BandLoc 5.5/6.0mm Sublaminar Banding System

2018 Expected Product Launches





Submitted 510(k)

RESPONSE 4.5/4.75/5.0mm System
(Maximizes intraoperative flexibility)





BandLoc Duo System

10

Leading Edge Systems in Development Smart Implants Spinal Tethering Proof of concept model expected August 2018 Emerging procedure with off-label use of adult lumbar fixation product Embodiments in intramedullary nailing and Allows intervention in patients as young as 10 scoliosis Reversible, non-fusion procedure OP will offer significant improvements to Acquired IP; now enhancing portfolio current technology Formed task force of leading tethering surgeons Evaluating and refining concepts 11

Strong Pipeline Expanding Our Addressable Market CMF Clavicle Demonstrated ability to Proximal Rib expand portfolio to full Humerus Spine array of pediatric surgeries Elbow Growing Rods Hand & Wrist OP Today OP Tomorrow Now Under Development Pelvis Hip & Long Bone Sports Medicine Foot & Ankle 12

Global Sales Coverage United States International 77% of 2017 23% of 2017 Revenue Revenue 33 Sales Agencies, 2 Sales Agencies most of which are + 35 Stocking exclusive* Distributors* Direct in UK, IRE, AUS, NZ * Data as of 2Q 2018 Currently selling in 38 countries and the United States Current customers in every major children’s hospital in the United States Internationally, surgeons pull us into their markets and introduce us to well-respected distributors 13

Barriers to Entry New Competitors Would Face Formidable Obstacles Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture “The ship has sailed.” 14

What Does Category Leadership Mean? Surgeon relationships and Broadest, most innovative clinical education product offering Relationships with surgeons who use 11-year clinical understanding entire portfolio New product pipeline Major provider of clinical education Gateway to pediatric market for Leading supporter of surgical societies distributed products and joint Custom instruments business product developments Robust organic growth Attractive growth and opportunities margin profile $2.5 billion addressable global market Consistent growth since inception Limited focused competition 76% gross margin in FY 2017 Focused, experienced distribution History of efficient capital Instrument set placements drive growth utilization 15

Financial Review

Consistent 20+% Revenue Growth Since Inception $50 $45.6 $45 $40 $37.3 $10.7 $35 $31.0 $8.5 $30 $6.1 $25 $23.7 $19.6 $20 $5.3 $16.1 $3.9 $34.9 Revenue ($ in Millions) ($ Revenue $15 $2.8 $28.8 $10.2 $24.9 $10 $7.1 $18.4 $0.9 $15.8 $13.3 $5 $3.0 $0.4 $9.3 $0.6 $6.7 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 U.S. International 17

Accelerating Growth 30% 25% 20% 15% 28% 24% 24% Revenue Growth % Revenue 22% 22% 10% 20% 21% 5% 0% FY 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 18

Category Revenue Summary $50 $1.2 $45 $40 $1.1 $11.6 $0.6 $35 $1.1 $9.4 $30 $0.6 $7.6 $25 $0.8 $7.4 $5.4 $20 $3.6 $32.8 $15 $19.0 Revenue Millions) in ($ Revenue $26.8 $22.5 $10 $19.3 $15.6 $5 $0 2014 2015 2016 2017 1H 2017 1H 2018 Trauma & Deformity Scoliosis Sports Medicine/Other 19

Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 2016 2017 30% 30% 27% 27% 26% 25% 26% 26% 25% 25% 22% 21% 20% 20% 15% 15% 10% 10% 5% 5% Revenue as % of Total Year of % as Total Revenue Year of % as Total Revenue 0% 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 20

Income Statement Summary ($ in Millions) FY 2014 FY 2015 FY 2016 FY 2017 1H 2017 1H 2018 Revenue $23.7 $31.0 $37.3 $45.6 $21.6 $27.2 Growth % 21% 31% 20% 22% NA 26% Gross Profit $16.6 $21.6 $26.4 $34.5 $5.4 $7.0 Margin % 70% 70% 71% 76% 75% 74% Operating Expenses $23.7 $28.2 $32.5 $40.9 $17.6 $26.7 Operating Loss ($7.1) ($6.6) ($6.1) ($6.5) ($1.5) ($6.5) Net Loss ($9.5) ($7.9) ($6.6) ($8.9) ($2.6) ($7.7) 21

Adjusted EBITDA Reconciliation Six Months Ended June 30, ($ in Millions) 2017 2018 Net Loss ($2.6) ($7.7) Interest expense 1.1 1.1 Other expense (income) (0.1) 0.1 Depreciation and amortization 1.1 1.4 Stock-based compensation 0.7 0.6 Accelerated vesting of restricted stock - 2.0 Public company costs - 0.7 Non-recurring professional service fees - 1.8 Adjusted EBITDA $0.3 $0.0 22

Balance Sheet ($ in Millions) As of June 30, 2018 Assets Liabilities Cash $26.5 Accounts Payable $5.5 Accounts Receivable 9.8 Debt 25.4 Inventory 25.4 Accrued Expenses 3.2 Other Current Assets 1.1 All Other Liabilities 1.7 PP&E (net) 12.8 Paid In Capital 153.1 Intangibles 2.3 Accumulated Deficit (net) (111.0) Total Assets $77.8 Total Liabilities / Equity $77.8 23

Summary Surgeon relationships and Broadest, most innovative clinical education product offering Robust organic growth Attractive growth and opportunities margin profile 24